Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                  July 17, 2000

                                eDiets.com, Inc.

             (Exact name of Registrant as specified in its charter)

                         Commission File Number 0-30559

                  Delaware                             65-0687110
                  --------                             ----------
      (State or other jurisdiction of               (I.R.S. Employer
       incorporation or organization)              Identification No.)

                           3467 W. Hillsboro Boulevard
                         Deerfield Beach, Florida 33342
                         ------------------------------
                    (Address of Principal Executive Offices)

                                 (954) 360-9022
                                 --------------
              (Registrant's Telephone number, including area code)

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                              Item 5. Other Events.

         The press release of the Registrant dated July 17, 2000, a copy of which is annexed hereto as Exhibit No. 99.1, is incorporated by reference herein.

                                Item 7. Exhibits.

         The following document is filed herewith:

         99.1 Press release of the Registrant dated July 17, 2000.

         SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

         Dated: July 24, 2000

         eDiets.com, Inc.

         By: /s/ Robert T Hamilton, Chief Financial Officer

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                                 EXHIBIT INDEX

 EXHIBIT NO.            DESCRIPTION
 -----------            -----------
    99.1                Press release of the Registrant dated July 17, 2000.